MBL VARIABLE CONTRACT ACCOUNT -- 7

To Contract Holders and Participants:

During the course of 1997, the Federal Reserve Board altered short term interest rates just one time. In March, the Board tightened monetary policy, the result of which was to increase the target Federal Funds rate 25 basis points (i.e., 0.25%) to its current level of 5.50%. The Federal Discount rate was left unchanged at 5.00%. The 90-day Treasury Bill currently (as of January, 1998) is yielding approximately 5.17%.

Gross Domestic Product ("GDP") for the fourth quarter was 4.3%, indicative of strong economic growth in the quarter. Unemployment, which reached a 27-year low of 4.6% in November, rose slightly in December, to 4.7%. We believe these were compelling reasons for the Federal Reserve to hike interest rates. Many investors expected an increase in short term interest rates at the December Federal Open Market Committee meeting. However, the economic problems that developed in Asia left the financial markets in a very vulnerable state, prompting the Federal Reserve to refrain from monetary policy change.

Recent economic data, however, have shown some signs of a slowing economy. The Consumer Price Index ("CPI") and The Producer Price Index ("PPI") for December were benign. CPI rose a slight 0.1% and PPI was down 0.2%. This indicates that there is no significant upward pressure on prices and that inflation is almost non-existent. Durable goods orders slipped 0.2% (excluding the volatile transportation sector). The National Association of Purchasing Managers ("NAPM") monthly index decreased from 54.5 in November to 53.1 in December. The NAPM index measures manufacturing growth. However, retail sales in December increased by 0.7%.

We thank you for your continued confidence in MBL Variable Contract
Account -- 7. We remain committed to providing you with quality investment management and superior customer service. Following are the audited financial statements of the Account as of, and for the period ended, December 31, 1997.

Sincerely,

            [SIG]                         [SIG]

William G. Clark                          David A. James
Senior Vice President                     Senior Vice President, Securities
MBL Life Assurance Corporation            MBL Life Assurance Corporation
                                          FOR FIRST PRIORITY INVESTMENT
                                          CORPORATION

January 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Management Committee and Contract Holders
MBL Variable Contract Account -- 7

We have audited the accompanying statement of assets and liabilities of MBL Variable Contract Account -- 7 (the "Account") as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 7, 1994 expressed an unqualified opinion on that statement, with an explanatory paragraph relating to Mutual Benefit Life Insurance Company in Rehabilitation.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MBL Variable Contract Account -- 7 as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                           COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
February 10, 1998

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS

Investments (99.0%):
  U.S. Treasury Bill, principal amount $1,900,000, 5.12%, due January 8,
    1998...................................................................  $1,898,108
Cash.......................................................................      20,124
                                                                             ----------
Total assets...............................................................   1,918,232

LIABILITIES -- NOTE C......................................................      --
                                                                             ----------
NET ASSETS.................................................................  $1,918,232
                                                                             ----------
                                                                             ----------

NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT HOLDERS
  97,578 accumulation units at $19.658 per unit............................  $1,918,232
                                                                             ----------
                                                                             ----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

Investment income:
  Interest...................................................                $  96,251
Expenses -- Notes C and D:
  Investment advisory fee....................................   $   7,741
  Expense and expense risk charge............................       7,170
                                                               -----------
                                                                   14,911
  Less expenses waived and assumed by MBL Life -- Note C.....     (14,911)      --
                                                               -----------  -----------
  Net investment income......................................                   96,251
  Net realized loss from investment transactions.............                      (15)
                                                                            -----------
    Net increase in net assets resulting from operations.....                $  96,236
                                                                            -----------
                                                                            -----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                 --------------------------
                                                                                     1997          1996
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income........................................................  $     96,251  $    101,352
  Net realized gain (loss) from investment transactions........................           (15)           70
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations.......................        96,236       101,422

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTES B AND E
  Accumulation units surrendered...............................................      (177,865)     (151,330)
                                                                                 ------------  ------------
    Decrease in net assets resulting from Contract Holders' transactions.......      (177,865)     (151,330)
                                                                                 ------------  ------------
    Net decrease in net assets.................................................       (81,629)      (49,908)

NET ASSETS
  Beginning of year............................................................     1,999,861     2,049,769
                                                                                 ------------  ------------
  End of year..................................................................  $  1,918,232  $  1,999,861
                                                                                 ------------  ------------
                                                                                 ------------  ------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

MBL Variable Contract Account -- 7 (the "Account") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or fixed accumulation and benefits to the Companion Contract, as elected by the Participant (see Note B). Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments in short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than 60 days are valued at market values based on quoted bid and asked prices or yield equivalent. Investment transactions are recorded on trade date. Interest is recorded as earned on an accrual basis.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, those of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Income and capital gains, if any, of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

REALIZED GAINS -- The net realized gain (loss) on investment transactions is determined on the basis of identified cost.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE B -- REHABILITATION

On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. The Plan, as confirmed by the Superior Court of New Jersey (the "Court"), reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance ("Commissioner") is the sole Trustee. On January 9, 1997, the Court entered an order approving a Settlement Agreement among the Commissioner in her capacity as Rehabilitator and Trustee, MBL Life and the Class Four Creditors, as identified in the Plan. Class Four Creditors and eligible Policyholders/Contract Holders who remain with MBL Life after the end of the Rehabilitation Period (December 31, 1999) will share in the future value of MBL Life. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible Policyholders/Contract Holders. If MBL Life does not meet its capital growth projections, the Policyholder/Contract Holder share may be reduced below 30%.

On September 15, 1997, the Board of Directors of MBL Life announced that it had engaged an investment banking firm to assist in exploring a possible sale of MBL Life before the end of the Rehabilitation Period. Any resulting transaction must go through an extensive approval process including reviews by the New Jersey Department of Banking and Insurance, the Superior Court of New Jersey, and the then existing Class Four Creditors.

The Plan permits redemptions of amounts from the Account to continue, as requested, and transfers to MBL Variable Contract Account -- 2 for the purchase of variable annuities. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. While deposits may be made to the Account by participants under existing contracts, applications for new contracts are not being accepted. The terms of the Plan currently prohibit or limit redemptions from the Companion Contract and transfers between the Account and the Companion Contract.

Approximately 52% of the Accounts outstanding units are owned by four separate Contract Holders.

NOTE C -- EXPENSE AND EXPENSE RISK CHARGES

The contracts offered by the Account provide that a charge, at the annual rate of .37%, be made daily against Account assets for expenses and expense risks assumed by MBL Life. MBL Life has informed the Account that it would not assess the expense and expense risk charges against the Account's assets and would assume payment of the investment advisory fee (see Note D). This waiver of charges to the Account is for one year periods ending on May 1. Each year hereafter the waiver may be extended for additional one year periods. MBL Life reserves the right to reinstate the expense and expense risk charges and to cease assumption of payment of the investment advisory fee at the expiration of any waiver period.

NOTE D -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Account has an investment advisory, a service and a distribution agreement with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life.

Under the investment advisory and service agreement, FPIC receives a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of such value, and .30% of all such value in excess of $700,000,000. (See Note C).

The compensation of each "disinterested" member of the Management Committee is included in those expenses and expense risks assumed by MBL Life as described in Note C. Such fees are paid at the rate of $400 per meeting attended plus an annual retainer of $1,200. No remuneration has been paid to any other member or officer. Aggregate fees paid during the year ended December 31, 1997 to the Account's "disinterested" members amounted to $8,000.

NOTE E -- ACCUMULATION UNIT TRANSACTIONS

The change in the number of accumulation units outstanding was as follows:

                                                                        YEAR ENDED DECEMBER
                                                                                31,
                                                                        --------------------
                                                                          1997       1996
                                                                        ---------  ---------
Balance at beginning of year..........................................    106,910    115,163
Accumulation units surrendered........................................     (9,332)    (8,253)
                                                                        ---------  ---------
Balance at end of year................................................     97,578    106,910
                                                                        ---------  ---------
                                                                        ---------  ---------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    Selected data for each accumulation unit outstanding throughout the years indicated:

                                           YEAR ENDED DECEMBER 31,
                              --------------------------------------------------
                                 1997       1996      1995      1994      1993
                              ----------  --------  --------  --------  --------
Accumulation Unit Value,
  Beginning of Year.........   $  18.706  $ 17.799  $ 16.864  $ 16.238  $ 15.772
                              ----------  --------  --------  --------  --------
Net investment income.......       0.952     0.907     0.935     0.626     0.466
Net gain from investment
  transactions..............      --         --        --        --        --
                              ----------  --------  --------  --------  --------
Net increase in net assets
  resulting from
  operations................       0.952     0.907     0.935     0.626     0.466
                              ----------  --------  --------  --------  --------
Accumulation Unit Value, End
  of Year...................   $  19.658  $ 18.706  $ 17.799  $ 16.864  $ 16.238
                              ----------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------
Total Return................        5.09%     5.10%     5.54%     3.86%     2.95%
                              ----------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (thousands)...............   $   1,918  $  2,000  $  2,050  $  2,221  $  2,519
                              ----------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------
Ratio of Expenses(1) to
  Average Net Assets........        0.00%     0.00%     0.00%     0.00%     0.00%
                              ----------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------
Ratio of Net Investment
  Income(1) to Average Net
  Assets....................         5.0%      5.0%      5.4%      3.8%      2.9%
                              ----------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------

--------------------------------

(1) Without waiver and assumption of expenses by MBL Life, the ratio of expenses to average net assets would have been 0.77% for each year, and the ratio of net investment income to average net assets would have been 4.2%, 4.2%, 4.6%, 3.0% and 2.1% for each year ended December 31, 1997, through 1993, respectively. (See Note C of the Notes to Financial Statements.)

---------------------------------------------
MBL VARIABLE CONTRACT ACCOUNT -- 7
MBL Life Assurance Corporation
520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 7. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS. FS-634 (2-98)

Annual Report
December 31, 1997

MBL VARIABLE
CONTRACT ACCOUNT -- 7
Group Variable Annuity Contracts

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